This Statement on Form 3 is filed jointly by the Reporting Persons listed below.
The principal business address of each of these Reporting Persons is 333 South
Grand Avenue, 28th Fl., Los Angeles, CA 90071.

Name of Designated Filer: ATI Investment Parent, LLC

Date of Event Requiring Statement: October 14, 2020

Issuer Name and Ticker or Trading Symbol: ARRY

                            Oaktree Power Opportunities Fund IV, L.P.

                            By:    Oaktree Power Opportunities Fund IV GP, L.P.
                            Its:   General Partner

                            By:    Oaktree Fund GP, LLC
                            Its:   General Partner

                            By:    Oaktree Fund GP I, L.P.
                            Its:   Managing Member

                            By:    /s/ Henry Orren
                                   ----------------------------
                            Name:  Henry Orren
                            Title: Authorized Signatory

                            Oaktree Power Opportunities Fund IV (Parallel), L.P.

                            By:    Oaktree Power Opportunities Fund IV GP, L.P.
                            Its:   General Partner

                            By:    Oaktree Fund GP, LLC
                            Its:   General Partner

                            By:    Oaktree Fund GP I, L.P.
                            Its:   Managing Member

                            By:    /s/ Henry Orren
                                   ----------------------------
                            Name:  Henry Orren
                            Title: Authorized Signatory

                            Oaktree ATI Investors, L.P.

                            By:    Oaktree Power Opportunities Fund IV GP, L.P.
                            Its:   General Partner

                            By:    Oaktree Fund GP, LLC
                            Its:   General Partner

                            By:    Oaktree Fund GP I, L.P.
                            Its:   Managing Member

                            By:    /s/ Henry Orren
                                   ----------------------------
                            Name:  Henry Orren
                            Title: Authorized Signatory

                            Oaktree Capital Management, L.P.

                            By:    /s/ Henry Orren
                                   ----------------------------
                            Name:  Henry Orren
                            Title: Vice President

                            Oaktree Capital Group, LLC

                            By:    /s/ Henry Orren
                                   ----------------------------
                            Name:  Henry Orren
                            Title: Vice President

                            Atlas OCM Holdings, LLC

                            By:    /s/ Henry Orren
                                   ----------------------------
                            Name:  Henry Orren
                            Title: Vice President

                            Brookfield Asset Management Inc.

                            By:    /s/ Jessica Diab
                                   ----------------------------
                            Name:  Jessica Diab
                            Title: Vice President - Legal & Regulatory

                            Oaktree Capital Group Holdings, L.P.

                            By:    Oaktree Capital Group Holding GP, LLC
                            Its:   General Partner

                            By:    /s/ Henry Orren
                                   ----------------------------
                            Name:  Henry Orren
                            Title: Vice President